UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 16, 2005

ELECTRONIC SYSTEMS TECHNOLOGY INC.
(A Washington Corporation)

Commission File no. 000-27793
IRS Employer Identification no. 91-1238077

415 N. Quay St. #4
Kennewick WA 99336
(Address of principal executive offices)

Registrant's telephone number, including area code:(509) 735-9092

ITEM 8.01. OTHER EVENTS

On September 16, 2005, the Company issued a press release announcing an order received by the Company from the State of Mississippi Highway Patrol. The press release is included by reference and is hereby attached as exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

Exhibit 99.1 - Mississippi Highway Patrol Order Press Release issued September 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T. L. KIRCHNER

By: T.L. Kirchner
President
Date: September 21, 2005